Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of In Vivo Medical Diagnostics, Inc. (the "Company") on Form 10-KSB/A for the year ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Fuller, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to In Vivo Medical Diagnostics, Inc. and will be retained by In Vivo Medical Diagnostics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

March 18, 2005                             /s/ John Fuller
                                           -------------------------------------
                                           John Fuller
                                           President and Chief Executive Officer